CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1997

         The net asset value (NAV) of a common share of the Fund declined from $11.95 on December 31, 1996 to $11.73 on March 31, 1997, after deducting the distribution of 32 cents paid to shareholders during the quarter. The market price of a share of the Fund traded in a range from $11.125 to $12.125 before closing the quarter at $11.75. The ending price represented a premium to NAV of
0.2 percent compared with a discount to NAV of 5.9 percent on December 31, 1996. Key investment results and comparisons are noted below.
         As the table shows, the Fund's net asset value was up 0.8 percent, which compares with 1.1 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 2.7 percent for the S&P 500 Stock Index. For the last 12 months, the Fund's net asset value (with dividends reinvested) was up 15.5 percent compared with 15.5 percent for the Lipper Average and 19.8 percent for the S&P 500.

================================================================================

                                           First Quarter       Latest 12 Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
Shares Valued at Net Asset Value                0.8%                  15.4%

Shares Valued at Net Asset Value
With Dividends Reinvested                       0.8%                  15.5%

Shares Valued at Market Price
With Dividends Reinvested                       7.2%                  16.2%

Fund's Closing Price Range                $12.125 to $11.25     $12.125 to $9.75

Fund's (Discount)/Premium Range            (9.2)% to 0.2%        (9.2)% to 1.6%

Lipper Growth & Income Mutual Fund Average      1.1%                  15.5%

S&P 500 Stock Index                             2.7%                  19.8%

Dow Jones Industrial Average                    2.6%                  20.3%

NASDAQ Composite Index                         (5.4)%                 10.9%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.

================================================================================

             The stock market, as measured by the S&P 500, continued its advance for the ninth quarter in a row, a string that has not been matched since the market increased 11 consecutive quarters between the third quarter of 1962 and the first quarter of 1965.
             But the market was weak in the latter part of the quarter. The S&P 500, after peaking at 816.29 in mid-February, dropped 7.2 percent to close the quarter at 757.12. A contributing factor was the widely anticipated Federal Reserve Board's boost in short-term interest rates, which came to pass in late March. Richard Christensen's President's letter, which follows, provides additional perspective.
         In February, Liberty Asset Management Company, the Fund Manager, recommended, and the Board of Trustees approved, the hiring of a new Portfolio Manager, Wilke/Thompson Capital Management, Inc., to replace Provident Investment Counsel, Inc. effective March 1, 1997. Wilke/Thompson, a growth style manager, invests in high-quality growth stocks across the market capitalization spectrum.
         Wilke/Thompson is the subject of the manager interview beginning on page 8. Mark Thompson, Chief Investment Officer, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.

Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.

PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1997

         Just as last summer's market correction, the recent correction was noteworthy mainly in the quickness of the rebound to new highs. The S&P 500 Stock Index peaked at 816.29 on February 18, dropped almost 79 points to a low of 737.65 on April 11, then rose to a new high of 830.24 on May 5. So, the depth of the correction was 9.6 percent over a period of less than two months, and within less than four weeks the market was back to new highs.
         The S&P 500 has not had a correction of 10 percent or more in the nearly seven year period since 1990, the longest such period without such a correction in the 41 year history of the Index. The bull market appears to remain intact, but at these levels it is vulnerable to negative surprises in corporate earnings, inflation, interest rates and political developments.
         As was noted in our recent annual report, the investment returns of shares of large companies were significantly greater than those of smaller companies during 1996. That situation continued into the first quarter, as the 50 largest capitalization stocks in the S&P 500 were up 4 percent, while the bottom 450 returned only 1.7 percent, and the NASDAQ Index, which contains over 5,000 stocks including much smaller companies than the S&P 500, declined 5.4 percent.
         The S&P 500 Stock Index is weighted by market capitalization rather than equally among all 500 stocks. The largest companies in the Index have market capitalizations that are hundreds of times larger than those of the smallest companies, so the returns of the largest companies disproportionately influence the Index. Investment managers rarely own the largest stocks in weights that are equal to the representation in the Index. In fact, managers are more likely to balance their portfolio holdings across a broader capitalization spectrum.
         The superior performance of a narrow group of large capitalization stocks, coupled with an underweighting of those issues by most managers, were the major factors contributing to the fact that many funds underperformed the S&P 500 in 1996 and so far in 1997. In fact, the return on the S&P 500 for the first quarter of 1997 exceeded those of 87 percent of all mutual funds according to Lipper Analytical Services, Inc., and only one of the domestic general equity closed-end funds beat the S&P 500 during the first quarter.
         The Fund's portfolio includes shares of a broad range of company sizes and has a weighted average market capitalization substantially lower than the S&P 500 ($20 billion for the Fund versus $41 billion for the S&P). Although it is difficult to forecast how long the outperformance of the very largest stocks will continue, it is not likely to go on indefinitely. When the relative performance of the other stocks improves, the Fund should benefit.
         Finally, I am pleased to report that Lipper Analytical Services, Inc. has informed us that your Fund ranks number one among the five Growth & Income Funds in the Lipper Closed-End Fund Performance Comparison Service for the 10 year period ending December 31, 1996. This achievement provides further confirmation of the benefits of the Liberty Asset Management Company's multi-management investment program for All-Star.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

                             SHAREHOLDERS' INVESTMENT GROWTH AS OF MARCH 31,1997
 ................................................................................

--------------------------------- [MOUNTAIN CHART] ----------------------------

                                                 $44.19 --| To evaluate your
                                                          | investment in
                                                          | All-Star, these
                                                          | values should be
                                                 $35.81 --| used. Each shows how
                                                            your investment has
                                                            fared by keeping
                                 Additional Investments     distributions at
                                 Made Through Rights        work in the Fund.
                                 Offerings                  The upper value
                                                            includes additional
                                                            investments made
                                                            through rights
                                                            offerings in 1992,
                                                            1993 and 1994.



Net Asset Value of Shares
Acquired Through Dividend
Reinvestment


                                                 $11.73 --  This is the net
                                                            asset value of one
                                                            share of All-Star as
                                                            of 3/31/97.


          Mar-87               11.03                 11.09               11.09
          Apr-87               10.72                 10.77               10.77
          May-87               10.81                 10.86               10.86
          Jun-87               11.23                 11.32               11.32
          Jul-87               11.73                 11.82               11.82
          Aug-87               11.60                 12.39               12.39
          Sep-87               10.87                 11.94               11.94
          Oct-87                8.31                  9.12                9.12
          Nov-87                7.58                  8.32                8.32
          Dec-87                7.90                  9.01                9.01
          Jan-88                8.29                  9.45                9.45
          Feb-88                8.64                  9.85                9.85
          Mar-88                8.29                  9.51                9.51
          Apr-88                8.30                  9.52                9.52
          May-88                8.26                  9.47                9.47
          Jun-88                8.43                  9.95                9.95
          Jul-88                8.33                  9.83                9.83
          Aug-88                8.12                  9.58                9.58
          Sep-88                8.28                 10.05               10.05
          Oct-88                8.43                 10.23               10.23
          Nov-88                8.30                 10.08               10.08
          Dec-88                8.29                 10.34               10.34
          Jan-89                8.83                 11.01               11.01
          Feb-89                8.67                 10.81               10.81
          Mar-89                8.60                 11.03               11.03
          Apr-89                9.01                 11.56               11.56
          May-89                9.40                 12.06               12.06
          Jun-89                9.07                 12.00               12.00
          Jul-89                9.81                 12.98               12.98
          Aug-89               10.03                 13.27               13.27
          Sep-89                9.82                 13.38               13.38
          Oct-89                9.61                 13.10               13.10
          Nov-89                9.72                 13.25               13.25
          Dec-89                9.58                 13.44               13.44
          Jan-90                9.02                 12.66               12.66
          Feb-90                9.11                 12.78               12.78
          Mar-90                9.14                 13.18               13.18
          Apr-90                9.00                 12.98               12.98
          May-90                9.92                 14.30               14.30
          Jun-90                9.72                 14.42               14.42
          Jul-90                9.69                 14.38               14.38
          Aug-90                8.91                 13.22               13.22
          Sep-90                8.23                 12.59               12.59
          Oct-90                8.21                 12.56               12.56
          Nov-90                8.77                 13.42               13.42
          Dec-90                8.92                 14.01               14.01
          Jan-91                9.37                 14.72               14.72
          Feb-91               10.04                 15.77               15.77
          Mar-91               10.18                 16.42               16.42
          Apr-91               10.11                 16.31               16.31
          May-91               10.62                 17.13               17.13
          Jun-91                9.87                 16.33               16.33
          Jul-91               10.35                 17.13               17.13
          Aug-91               10.39                 17.65               17.65
          Sep-91               10.33                 17.55               17.55
          Oct-91               10.52                 17.87               17.87
          Nov-91                9.92                 17.28               17.28
          Dec-91               11.20                 19.51               19.51
          Jan-92               11.00                 19.16               19.16
          Feb-92               10.77                 19.25               19.25
          Mar-92               10.56                 18.87               18.87
          Apr-92               10.66                 19.05               20.96
          May-92               10.76                 19.23               21.15
          Jun-92               10.24                 18.77               20.65
          Jul-92               10.69                 19.59               21.56
          Aug-92               10.21                 19.18               21.11
          Sep-92               10.45                 19.64               21.61
          Oct-92               10.55                 19.82               21.82
          Nov-92               10.68                 02.57               22.64
          Dec-92               10.78                 20.76               22.85
          Jan-93               10.86                 20.92               23.02
          Feb-93               10.70                 20.61               22.68
          Mar-93               10.75                 21.23               23.37
          Apr-93               10.42                 20.58               22.65
          May-93               10.52                 21.29               23.44
          Jun-93               10.56                 21.37               23.53
          Jul-93               10.54                 21.33               23.48
          Aug-93               10.73                 22.26               24.52
          Sep-93               10.79                 22.39               24.66
          Oct-93               10.84                 22.49               26.27
          Nov-93               10.34                 22.00               25.69
          Dec-93               10.40                 22.48               26.25
          Jan-94               10.77                 23.28               27.18
          Feb-94               10.34                 22.91               26.75
          Mar-94                9.85                 21.83               25.48
          Apr-94                9.93                 22.00               25.69
          May-94                9.80                 22.26               25.98
          Jun-94                9.48                 21.53               25.13
          Jul-94                9.78                 22.21               25.93
          Aug-94                9.99                 23.28               27.17
          Sep-94                9.69                 22.58               27.86
          Oct-94                9.86                 22.97               28.35
          Nov-94                9.17                 21.79               27.11
          Dec-94                9.26                 22.19               27.37
          Jan-95                9.40                 22.52               27.79
          Feb-95                9.49                 23.31               28.75
          Mar-95                9.83                 24.14               29.78
          Apr-95                9.98                 24.51               30.24
          May-95               10.13                 25.49               31.44
          Jun-95               10.53                 26.49               32.69
          Jul-95               10.95                 27.55               33.99
          Aug-95               10.74                 27.73               34.21
          Sep-95               11.05                 28.53               35.19
          Oct-95               10.93                 28.22               34.18
          Nov-95               11.04                 29.23               36.07
          Dec-95               11.03                 29.21               36.04
          Jan-96               11.39                 30.16               37.21
          Feb-96               11.57                 30.64               37.80
          Mar-96               11.42                 31.01               38.26
          Apr-96               11.65                 31.63               39.03
          May-96               11.62                 32.42               40.01
          Jun-96               11.53                 32.17               39.70
          Jul-96               10.88                 30.36               37.46
          Aug-96               10.98                 31.41               38.76
          Sep-96               11.71                 33.50               41.34
          Oct-96               11.88                 33.99               41.94
          Nov-96               12.35                 36.31               44.81
          Dec-96               11.95                 35.54               43.86
          Jan-97               12.65                 37.62               46.43
          Feb-97               12.55                 37.32               46.06
          Mar-97               11.73                 35.81               44.19

--------------------------------------------------------------------------------

Net Asset Value of One Share

         Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.
         As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $44.19 (3.767 shares times the current $11.73 net asset value per share) and a market price value of $44.26 (3.767 shares times the current $11.75 market price per share). Excluding the rights offerings shares, an original share has grown to 3.053 shares. Thus, the original share has grown to a net asset value of $35.81 (3.053 shares times the current $11.73 net asset value per share) and a market price value of $35.87 (3.053 shares times the current $11.75 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
 ................................................................................

                                          Shares       Shares
             Shares                     Purchased     Acquired     Shares        NAV(1)        Total NAV       Price      Total
            Owned At                     Through       Through     Owned       Per Share          Of         Per Share   Price Of
           Beginning     Per Share     Reinvestment    Rights      At End       At End          Shares        At End      Shares
Year       Of Period   Distributions     Program      Offering   Of Period     Of Period        Owned        Of Period    Owned
----------------------------------------------------------------------------------------------------------------------------------
1987         1.000         $1.18           .140          --         1.140         $7.90          $9.01         $6.00       $6.84
----------------------------------------------------------------------------------------------------------------------------------
1988         1.140          0.64           .107          --         1.247          8.29          10.34          7.25        9.04
----------------------------------------------------------------------------------------------------------------------------------
1989         1.247          0.95           .156          --         1.403          9.58          13.44          8.25       11.57
----------------------------------------------------------------------------------------------------------------------------------
1990         1.403          0.90           .168          --         1.571          8.92          14.01          7.75       12.18
----------------------------------------------------------------------------------------------------------------------------------
1991         1.571          1.02           .171          --         1.742         11.20          19.51         10.75       18.73
----------------------------------------------------------------------------------------------------------------------------------
1992         1.742          1.07           .199        0.179(2)     2.120         10.78          22.85         11.125      23.59
----------------------------------------------------------------------------------------------------------------------------------
1993         2.120          1.25(5)        .266        0.138(3)     2.524         10.40          26.25         11.125      28.08
----------------------------------------------------------------------------------------------------------------------------------
1994         2.524          1.00           .277        0.155(4)     2.956          9.26          27.37          8.50       25.13
----------------------------------------------------------------------------------------------------------------------------------
1995         2.956          1.04           .311          --         3.267         11.03          36.04         10.875      35.53
----------------------------------------------------------------------------------------------------------------------------------
1996         3.267          1.31(6)        .403          --         3.670         11.95          43.86         11.25       41.29
----------------------------------------------------------------------------------------------------------------------------------
1997
1st Qtr.     3.670          0.32           .097          --         3.767         11.73          44.19         11.75       44.26
----------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
3. Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
4. Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
5. Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.125.
6. Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.25.

                                                       PORTFOLIO CHARACTERISTICS
 ................................................................................

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S FIVE PORTFOLIO MANAGERS ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Companies with attractive valuations, sound fundamentals and above-average dividend income.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Medium to large size companies from all market sectors that are undervalued relative to their projected growth rates.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

COLUMBUS CIRCLE INVESTORS
Companies whose growing earnings are not fully reflected in their share prices.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
High quality growth companies across the market capitalization spectrum with sustainable secular earnings growth.



PORTFOLIO CHARACTERISTICS AS
OF MARCH 31, 1997
(UNAUDITED)                                  INVESTMENT STYLE SPECTRUM

                                            VALUE ============== GROWTH

                                      Palley-          J.P.        Oppen-       Columbus       Wilke/        Total          S&P
                                     Needelman       Morgan        heimer        Circle       Thompson       Fund        500 Index
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO
Number of Holdings                       38            80            28            54            46           220           500
Percent in Top 10                        33%           27%           49%           30%           37%           12%           19%
----------------------------------------------------------------------------------------------------------------------------------
LEVERAGE
Average Debt/Capital Ratio               35%           36%           45%           30%           31%           34%           33%
----------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY
Average Return on Equity                 14%           17%           17%           16%           19%           17%           20%
----------------------------------------------------------------------------------------------------------------------------------
GROWTH
Average Five-Year Earnings
Per Share Growth                         13%           17%           25%           25%           40%           21%           18%
----------------------------------------------------------------------------------------------------------------------------------
YIELD
Dividend Yield                          2.0%          1.6%          1.3%          0.9%          0.3%          1.3%          2.0%
----------------------------------------------------------------------------------------------------------------------------------
VALUATION
Average Price/Earnings Ratio            16.2x         18.2x         16.6x         22.2x         27.8x         19.1x         18.4x
Average Price/Book Value Ratio           3.3x          4.2x          4.4x          6.0x          5.5x          4.6x          4.6x

TOP 50 HOLDINGS

 ..................................................................................................
   RANK        RANK
   AS OF       AS OF                                                      VALUE         PERCENT OF
  3/31/97    12/31/96     SECURITY NAME                                   ($000)        NET ASSETS
--------------------------------------------------------------------------------------------------
      1          7        Warner-Lambert Co.                             $14,394            1.5%
      2          6        May Department Stores Co.                       12,968            1.3
      3          9        Citicorp                                        12,663            1.3
      4          3        Monsanto Co.                                    12,431            1.3
      5          5        McDonnell Douglas Corp.                         10,980            1.1
      6          4        Federal Home Loan Mortgage Corp.                10,900            1.1
      7         29        General Electric Co.                            10,818            1.1
      8         18        Providian Corp.                                 10,304            1.1
      9         24        USX-Marathon Group                              10,169            1.0
     10         21        EXEL Limited                                    10,140            1.0
     11         12        Boeing Co.                                      10,020            1.0
     12         88        Staples, Inc.                                    9,970            1.0
     13         19        Travelers Group, Inc.                            9,575            1.0
     14          2        Intel Corp.                                      9,572            1.0
     15          8        International Business Machines Corp.            8,751            0.9
     16        NEW        Linear Technology Corp.                          8,615            0.9
     17         81        SBC Communications, Inc.                         8,362            0.9
     18        NEW        Motorola, Inc.                                   8,102            0.8
     19         10        Pfizer, Inc.                                     8,076            0.8
     20         25        MCI Communications Corp.                         8,026            0.8
     21         39        Exxon Corp.                                      7,780            0.8
     22         41        Sprint Corp.                                     7,735            0.8
     23         67        NationsBank Corp.                                7,714            0.8
     24         26        Progressive Corp.                                7,665            0.8
     25         37        Arrow Electronics, Inc.                          7,611            0.8
     26         42        Transamerica Corp.                               7,608            0.8
     27          1        Microsoft Corp.                                  7,583            0.8
     28         22        AFLAC, Inc                                       7,500            0.8
     29        149        Elan Corp. ADR                                   7,443            0.8
     30         13        Avon Products, Inc.                              7,350            0.8
     31         14        Columbia/HCA Healthcare Corp.                    7,169            0.7
     32        NEW        Fiserv, Inc.                                     7,152            0.7
     33         48        American Stores Co.                              7,044            0.7
     34         17        Worldcom, Inc.                                   7,038            0.7
     35         45        ConAgra, Inc.                                    6,993            0.7
     36        NEW        PanEnergy Corp.                                  6,853            0.7
     37        105        HEALTHSOUTH Corp.                                6,816            0.7
     38         50        American Greetings Corp., Class A                6,611            0.7
     39         30        Triton Energy Corp.                              6,588            0.7
     40         66        Novartis ADR                                     6,493            0.7
     41         54        Royal Dutch Petroleum Co. ADR                    6,475            0.7
     42        115        United Healthcare Corp.                          6,434            0.7
     43         63        Allstate Corp.                                   6,361            0.7
     44         46        AMR Corp.                                        6,188            0.6
     45         16        Kimberly-Clark Corp.                             6,187            0.6
     46        111        General Instruments Corp.                        6,142            0.6
     47         27        Medtronic, Inc.                                  6,082            0.6
     48        NEW        Automatic Data Processing, Inc.                  5,988            0.6
     49         58        Burlington Northern Santa Fe                     5,957            0.6
     50         33        Union Pacific Corp.                              5,891            0.6

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ................................................................................

The following are the major ($2.5 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1997, not including the changes made in connection with the substitution of Wilke/Thompson Capital Management, Inc. for Provident Investment Counsel, Inc. as Portfolio Manager effective March 1, 1997.


                                                                    SHARES
                                                ==============================================
                                                                                      HELD AS
SECURITY NAME                                   ADDITIONS         REDUCTIONS        OF 3/31/97
----------------------------------------------------------------------------------------------
America Online, Inc.                                   80,100                          80,100
Beneficial Corp.                                       80,000                          80,000
Circus Circus Enterprises, Inc.                       118,800                         118,800
First Union Corp.                                      35,400                          35,400
General Electric Co.                                   24,000                         109,000
General Mills, Inc.                                    60,200                          60,200
Grand Metropolitan PLC ADR                            100,000                         100,000
Morton International, Inc.                            113,900                         113,900
Motorola, Inc.                                        134,200                         134,200
Nordstrom, Inc.                                       147,500                         147,500
PanEnergy Corp.                                       158,900                         158,900
SBC Communications, Inc.                               64,400                         158,900
Union Pacific Resources Group                         116,239                         190,600
United Healthcare Corp.                                58,500                         135,100
Wendy's International, Inc.                           134,700                         134,700

Advanced Micro Devices, Inc.                                           (73,400)             0
Aluminum Company of America                                            (36,400)        27,500
Atlantic Richfield Co.                                                 (22,500)             0
Computer Associates International, Inc.                               (143,825)             0
Dean Witter Discover & Co. *                                           (65,200)             0
First Data Corp.                                                      (171,200)       151,054
First USA, Inc.                                                       (120,400)        64,000
Firstar Corp.                                                          (44,100)             0
Fleet Financial Group, Inc.                                           (125,300)        32,300
General Motors Corp.                                                   (54,500)        33,800
H&R Block, Inc.                                                       (165,000)             0
Intel Corp.                                                            (61,000)        68,800
International Business Machines Corp.                                  (20,200)        63,700
Johnson & Johnson                                                      (71,300)             0
Kellogg Co.                                                            (42,200)             0
Kimberly-Clark Corp.                                                   (41,500)        62,256
McDonnell Douglas Corp.                                                (40,000)       180,000
Microsoft Corp.                                                       (128,500)        82,700
Minnesota Mining & Manufacturing Co.                                   (63,800)             0
Oracle Corp.                                                          (150,000)             0
Schlumberger Ltd.                                                      (84,700)             0
Tandy Corp.                                                            (89,000)             0
Whirlpool Corp.                                                       (109,300)             0


*Adjusted for stock split.

MANAGER INTERVIEW
 ................................................................................

[PHOTO OF
MARK A. THOMPSON]

MARK A. THOMPSON
Wilke/Thompson Capital Management, Inc.

At Wilke/Thompson, the Investment Team Has to Like Your Management Team -- Or You're Not in the Lineup

Wilke/Thompson Capital Management, Inc. is the newest of All-Star's five Portfolio Managers. Based in Minneapolis, Wilke/Thompson concentrates on high quality growth stocks over a spectrum of market capitalizations and emphasizes bottom-up stock picking and fundamental research. The firm utilizes a team approach to stock selection and ongoing portfolio management. We recently had the opportunity to interview Chief Investment Officer Mark A. Thompson. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the interview.

The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.

LAMCO: As this is your first interview for Liberty All-Star Equity Fund, perhaps a good place to start would be with some background about Wilke/Thompson Capital Management.

THOMPSON: Wilke/Thompson is fast approaching its tenth anniversary. The company was founded in the summer of 1987 by a couple of us who had co-managed IDS Financial Corp.'s New Dimensions fund. A couple of years later, our President and CEO, Paul Hayne, came on board to manage the firm and head up the marketing function.

LAMCO: You were founded at a rather inauspicious time -- July `87, right before the market peaked.

THOMPSON: That's why we're not market timers! Despite that, we're excited about our anniversary this summer. We've grown to the point where we have $1.5 billion under management and we remain 100 percent employee owned.

LAMCO: Wilke/Thompson is also a 100 percent equity manager.

THOMPSON: That's correct, 100 percent equity management. Even more specifically, we're a 100 percent growth style equity manager.

LAMCO: You bring up growth style equity investing. Perhaps this is a good time to ask you to share your overall investment philosophy and style.

THOMPSON: Our philosophy is to invest in high quality growth companies that demonstrate the ability to sustain strong secular earnings growth, notwithstanding overall economic conditions. To elaborate on that, we employ a long-term buy and hold investment style, and as a consequence we have very low portfolio turnover. The whole premise of our investment philosophy is based on our conviction that stock prices follow sales and earnings growth. While there may be deviations over short periods of time, fundamentals always win out over the long term and demonstrate a tight linkage between a company's stock price and its sales and earnings growth rate.

LAMCO: How about capitalization? Would you say that you are a large cap, mid-cap or small cap investor?

THOMPSON: I classify us as all-cap investors. The average market capitalization of our Liberty All-Star Equity Fund portfolio is $15.1 billion, compared with the S&P 500's average market cap of $41 billion. We own the Coca-Colas, Microsofts and Motorolas of the world, but we also own some stocks that are considered mid-cap and some that would be considered small cap.

LAMCO: What is your most important criteria in picking a stock?

THOMPSON: Actually, there are five of them. Without exception, these five criteria must be in place. Number one, is high unit sales growth. Number two, the company must operate in a proprietary market niche. Number three, we

                                                               MANAGER INTERVIEW
 ................................................................................

demand that companies be internally financed, that is, they may borrow from time to time, but they must have the ability to generate growth rates of 15 percent from operations and are not dependent on coming back to the market for funds. Number four is conservative accounting practices and number five, which I consider the most important of all, is a sound management team.

LAMCO: Perhaps you could expand on the last one.

THOMPSON: Our investment process is based on very intensive fundamental research. We're very much bottom-up investors. We take a hands-on approach -- we get out and visit companies on site. As a matter of fact, it's a basic tenet here that we meet every company on site within one year of purchase, if we have not visited them before purchase. At the very least, before we buy a company we had to have talked to management. We do that to gain insight into the management and understand their vision and where they see themselves taking the company. That's critical in our long-term buy and hold style. Especially in a more volatile stock market environment, such as the one we have today, it's critical for us to understand where the company is going so we don't get carried away in the currents of emotion that sweep over the market.

LAMCO: Is there one factor above all others that shapes your opinion of management?

THOMPSON: When we're evaluating a management team, we talk to the people who interface with that company and, subsequently, that management team. We talk to their competitors. We talk to their suppliers. We talk to their customers. We talk with anybody who may have a perspective on the company. Then, over time we're in constant contact with management. . . quarterly, at a minimum, to maintain continuity.

LAMCO: What additional factors characterize Wilke/Thompson's investment process?

THOMPSON: We employ a team approach. Our investment team consists of three portfolio managers and two analysts. The entire team is responsible for the portfolios from the standpoint that we do not have one person solely responsible for buying and selling a particular holding. Since we don't have a single individual who "owns" a stock, we bring several perspectives and biases to the table when we're discussing the stock.

--------------------------------------------------------------------------------
"When we're evaluating a management team...we talk to their competitors. We talk to their suppliers. We talk to their customers. We talk with anybody who may have a perspective on the company."
--------------------------------------------------------------------------------

LAMCO: Is there something about Wilke/Thompson that you believe is truly unique?

THOMPSON: I believe the factor that really distinguishes us is that we're totally research-driven. We're a relatively small firm of 15 people. One-third of the staff is researching stocks. We're certainly not driven by marketing. The only person who has marketing or client relations responsibilities written into his job description is Paul Hayne, our president. In fact, we have separated the running of the firm's day-to-day operations from that of portfolio management. Paul runs the business side of the firm, while I'm responsible for the research and investment side. Many small firms, in my estimation, make the mistake of having their portfolio managers run the business, which is not necessarily the portfolio manager's forte. At Wilke/Thompson, we separate the portfolio management team so they can focus on what they do best.

--------------------------------------------------------------------------------
"Let's say I have a bias in favor of a stock but someone else points out something I may not be aware of. A very healthy discussion ensues in which we challenge each other's point of view."
--------------------------------------------------------------------------------

LAMCO: What about your sell discipline?

THOMPSON: Quite simply stated, we sell when the fundamentals of a particular company change. I realize that is relatively subjective. However, we make that determination by talking to company management on a quarterly basis. Our team approach also plays a major role because we get multiple perspectives on a stock. Let's say I have a bias in favor of a stock but someone else points out something I may not be aware of. A very healthy discussion ensues in which we challenge each other's point of view. It prevents us from rationalizing and holding onto a stock that one of us happens to champion.

MANAGER INTERVIEW
 ................................................................................


LAMCO: Basically, then, the selling decision is driven by fundamentals. When you, as a team, decide they've deteriorated, you sell?

THOMPSON: That's correct. In the current market, if a company misses a quarter's earnings estimate by a penny the stock may decline 25 percent. We do not necessarily sell because one of our companies misses a quarter. If there's a fundamental reason that it missed its estimate and we feel that that fundamental reason cannot be corrected, we will sell immediately.

LAMCO: Is there a typical Wilke/Thompson holding period for a stock?

THOMPSON: I would say our typical holding period is three to five years. Initially, we will not take more than a 1-1/2 percent position in a particular company. Then we live with that company for two or three reporting periods. If the company does what it told us they would do when we initially purchased the stock, we will add to our position up to a limit of 5 percent for any one stock in any one portfolio.

LAMCO: Can you tell us about some stocks that you particularly like?

THOMPSON: The first one that I'd like to discuss is one that exemplifies our management style very well. It's Starbucks. If you look at our investment criteria, this company definitely operates within a niche market segment, it has tremendous unit growth and it has a sound management team. Starbucks is executing a controlled growth type of strategy. Starbucks is also very flexible because selling coffee in Seattle is different from selling coffee in Minneapolis, where there's a skyway system as opposed to Starbucks' traditional corner coffee house. Starbucks also has smaller store prototypes to allow it to penetrate a market and put pressure on its competition.
         Another stock I would like to highlight is Cintas. This is a uniform services company headquartered in Cincinnati providing uniform rental, laundry and related services. A lot of companies are moving toward outsourcing this service to a company such as Cintas, but Cintas is a cut above its competitors. It has a sound management team, superb execution and an excellent record of long-term customer retention. Cintas also had the foresight to develop a national accounts program in which a large company that has operations in several states contracts with Cintas for all its needs as opposed to using local providers in different areas.
         HEALTHSOUTH Corp. is another example of the type of company in which Wilke/Thompson invests. HEALTHSOUTH is the nation's largest provider of outpatient and rehabilitative healthcare services. Led by its strong management team, the company's market niche is providing patients, physicians and payers with high quality healthcare services at significantly lower costs than traditional hospitals.

LAMCO: I don't think we could wrap up a discussion these days without asking what Wilke/Thompson thinks about the stock market. It was a pretty volatile first quarter.

--------------------------------------------------------------------------------
"I believe the factor that really distinguishes us is that we're totally research-driven. One-third of the staff is researching stocks."
--------------------------------------------------------------------------------

THOMPSON: We're likely to see continued higher volatility. What we have in the marketplace today began with people buying companies based solely on what their earnings were doing, i.e., "They're having great earnings, therefore we're going to buy the stock." That really ignores the underlying fundamentals of a company. Next, the thinking evolved to "We're going to invest in those companies that have the ability to beat earnings estimates." So, that added a little more volatility. After that, only companies whose earnings estimates were likely to be raised were in favor. As this process evolved, we got a narrower and narrower stock market, exacerbated by the fact that as the large mutual funds took in more and more cash from investors the only place they could deploy it without making a tremendous impact on the market was in some of the very large, very liquid stocks. Thus, going forward, we have a polarized market led by overpriced large cap stocks.

LAMCO: But your approach is to remain fully invested, so you're going to be in the market regardless of volatility.

THOMPSON: That's correct. Market timing, in our opinion, is not an effective approach to managing a portfolio. As I said earlier, we're not market timers. What we're doing in this market is no different than what we've done in the past, and that is to focus on high quality growth companies and employ a long-term buy and hold investment process. We look at our companies the way the business person would look at buying a business.

                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (96.0%)                            SHARES            MARKET VALUE

AEROSPACE (2.5%)
Boeing Co.                                       101,600           $10,020,300
Lockheed Martin Corp.                             41,800             3,511,200
McDonnell Douglas Corp.                          180,000            10,980,000
                                                                   -----------
                                                                    24,511,500
                                                                   -----------

AUTO, TIRES & ACCESSORIES (0.4%)
AutoZone, Inc. (a)                               104,100             2,342,250
General Motors Corp.                              33,800             1,871,675
                                                                   -----------
                                                                     4,213,925
                                                                   -----------

BANKS (4.3%)
Chase Manhattan Corp.                             54,600             5,111,925
Citicorp                                         116,700            12,632,775
Dime Bancorp, Inc. (a)                            91,700             1,409,887
First Chicago NBD Corp.                           61,100             3,307,038
First Hawaiian, Inc.                              64,100             1,995,113
First Union Corp.                                 35,400             2,871,825
Fleet Financial Group, Inc.                       32,300             1,849,175
NationsBank Corp.                                139,300             7,713,738
Washington Mutual, Inc.                           14,900               719,856
Wells Fargo & Co.                                 15,000             4,261,875
                                                                   -----------
                                                                    41,873,207
                                                                   -----------

BUSINESS SERVICES (3.7%)
America Online, Inc. (a)                          80,100             3,394,238
Autodesk, Inc.                                    67,400             2,089,400
Automatic Data Processing, Inc.                  143,000             5,988,125
First Data Corp.                                 151,054             5,116,954
First USA Paymentech, Inc. (a)                     1,800                47,025
Fiserv, Inc. (a)                                 192,000             7,152,000
Intuit, Inc. (a)                                  71,000             1,633,000
Macromedia, Inc. (a)                             100,000               906,250
Paychex, Inc.                                     87,400             3,594,325
Precision Response (a)                           119,000             2,811,375
Sitel Corp. (a)                                  217,600             2,910,400
                                                                   -----------
                                                                    35,643,092
                                                                   -----------

CHEMICALS (2.7%)
E.I. du Pont de Nemours & Co.                     33,200             3,519,200
IMC Global, Inc.                                  77,700             2,806,913
Monsanto Co.                                     325,000            12,431,250
Morton International, Inc.                       113,900             4,812,275
Union Carbide Corp.                               75,000             3,318,750
                                                                   -----------
                                                                    26,888,388
                                                                   -----------

COMPUTER & BUSINESS EQUIPMENT (5.6%)
Broderbund Software, Inc. (a)                     65,000             1,421,875
Cisco Systems, Inc. (a)                          112,800             5,428,500
Electronic Arts, Inc. (a)                        114,700             3,053,887
HBO & Co.                                         93,600             4,446,000
Ingram Micro, Inc. Class A (a)                   173,400             3,619,725
Intel Corp.                                       68,800             9,571,800


                                                  SHARES          MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (CONT.)
International Business Machines Corp.             63,700           $ 8,750,787
Microsoft Corp. (a)                               82,700             7,582,556
NCR Corp. (a)                                      3,162               111,461
Sun Microsystems, Inc. (a)                        46,300             1,336,913
Tech Data Corp. (a)                              148,000             3,570,500
The Learning Company, Inc. (a)                     7,900                52,337
Xerox Corp.                                       90,700             5,158,563
                                                                   -----------
                                                                    54,104,904
                                                                   -----------

CONSTRUCTION (1.2%)
Foster Wheeler Corp.                             153,800             5,440,675
Masco Corp.                                      164,000             5,863,000
USG Corp. (a)                                     25,700               806,337
                                                                   -----------
                                                                    12,110,012
                                                                   -----------

CONSUMER PRODUCTS (1.7%)
Newell Holding Co.                                50,600             1,695,100
Oakley, Inc. (a)                                 214,500             1,930,500
Procter & Gamble Co.                              48,200             5,543,000
Ralston-Ralston Purina Group                      47,700             3,726,563
Unilever NV ADR                                   16,700             3,110,375
                                                                   -----------
                                                                    16,005,538
                                                                   -----------

COSMETICS & TOILETRIES (1.1%)
Avon Products, Inc.                              140,000             7,350,000
Gillette Co.                                      50,400             3,660,300
                                                                   -----------
                                                                    11,010,300
                                                                   -----------

DIVERSIFIED (2.8%)
Allied Signal, Inc.                               56,000             3,990,000
Coltec Industries (a)                             56,400             1,043,400
Cooper Industries, Inc.                           82,400             3,574,100
General Electric Co.                             109,000            10,818,250
Johnson Controls, Inc.                            24,500             1,978,375
Parker Hannifin Corp.                            134,300             5,741,325
                                                                   -----------
                                                                    27,145,450
                                                                   -----------

DRUGS & HEALTH CARE (10.3%)
Alza Corp. (a)                                    65,800             1,809,500
Bausch & Lomb, Inc.                               37,900             1,497,050
Boston Scientific Corp. (a)                       25,100             1,549,925
Bristol-Myers Squibb Co.                          26,700             1,575,300
Cardinal Health, Inc.                             53,650             2,917,219
Columbia/HCA Healthcare Corp.                    213,200             7,168,850
Elan Corp. ADR (a)                               218,100             7,442,662
Eli Lilly & Co.                                   49,000             4,030,250
Forest Laboratories, Inc. (a)                     67,800             2,550,975
HEALTHSOUTH Corp. (a)                            356,400             6,816,150
Humana, Inc. (a)                                 137,100             3,016,200
IDEXX Labs, Inc. (a)                             177,400             2,483,600
Medtronic, Inc.                                   97,700             6,081,825
Novartis ADR                                     105,799             6,493,414


                                        See Notes to Schedule of Investments. 11

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                             SHARES          MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
Pfizer, Inc.                                      96,000        $    8,076,000
Pharmacia & Upjohn, Inc.                         160,200             5,867,325
R.P. Scherer Corp. (a)                            58,700             3,045,062
Schering-Plough Corp. (a)                         27,800             2,022,450
Steris Corp. (a)                                  85,500             2,084,062
Teva Pharmaceuticals ADR                          36,200             2,009,100
United Healthcare Corp.                          135,100             6,434,138
Warner-Lambert Co.                               166,400            14,393,600
                                                                   -----------
                                                                    99,364,657
                                                                   -----------

ELECTRICAL UTILITIES (0.6%)
Duke Power Co.                                    42,700             1,884,137
Edison International                             118,800             2,673,000
Pinnacle West Capital Corp.                       30,000               903,750
                                                                   -----------
                                                                     5,460,887
                                                                   -----------

ELECTRONICS & ELECTRICAL EQUIPMENT (7.5%)
Adaptec, Inc. (a)                                 47,200             1,687,400
Anixter International, Inc. (a)                   62,800               777,150
Arrow Electronics, Inc. (a)                      135,000             7,610,625
Cypress Semiconductor Corp. (a)                   51,400               642,500
EMC Corp. (a)                                     87,700             3,113,350
General Instruments Corp. (a)                    268,500             6,141,937
General Motors, Class H                           34,000             1,844,500
Honeywell, Inc.                                   58,400             3,963,900
International Game Technology                    117,100             1,888,237
Input/Output, Inc. (a)                            59,700               865,650
Linear Technology Corp.                          194,700             8,615,475
LSI Logic Corp. (a)                               86,200             2,995,450
Molex, Inc. (a)                                  138,000             4,899,000
Motorola, Inc.                                   134,200             8,102,325
Perkin-Elmer Corp.                                37,300             2,401,187
Raytheon Co.                                     130,200             5,875,275
Sensormatic Electronics Corp.                    120,200             2,028,375
Texas Instruments, Inc.                           26,900             2,014,137
W.W. Grainger, Inc.                               18,900             1,398,600
Xilinix, Inc. (a)                                 41,400             2,018,250
Zilog, Inc. (a)                                  152,500             3,202,500
                                                                   -----------
                                                                    72,085,823
                                                                   -----------

FINANCIAL SERVICES (5.3%)
Advanta Corp., Class B                            50,100             1,296,337
Associates First Capital Corp.                    65,900             2,833,700
Beneficial Corp.                                  80,000             5,170,000
Countrywide Credit Industries, Inc.              150,000             3,712,500
CUC International, Inc. (a)                      139,800             3,145,500
Federal Home Loan Mortgage Corp.                 400,000            10,900,000
First USA, Inc.                                   64,000             2,712,000
Green Tree Financial Corp.                       106,000             3,577,500
Merrill Lynch & Co., Inc.                         30,700             2,636,363


                                                  SHARES          MARKET VALUE

FINANCIAL SERVICES (CONT.)
Morgan Stanley Group, Inc.                       100,000          $  5,875,000
Travelers Group, Inc.                            200,000             9,575,000
                                                                   -----------
                                                                    51,433,900
                                                                   -----------

FOOD, BEVERAGE & RESTAURANTS (4.3%)
Coca-Cola Co.                                     51,200             2,860,800
ConAgra, Inc.                                    128,900             6,992,825
Dole Food Co.                                    140,000             5,285,000
Dreyers Grand Ice Cream                           61,000             2,013,000
General Mills, Inc.                               60,200             3,739,925
Grand Metropolitan PLC ADR                       100,000             3,187,500
H.J. Heinz Co.                                    49,600             1,959,200
McDonalds Corp.                                  105,600             4,989,600
Pepsico, Inc.                                     88,400             2,884,050
Starbucks Corp. (a)                              150,300             4,452,637
Wendy's International, Inc.                      134,700             2,778,187
                                                                   -----------
                                                                    41,142,724
                                                                   -----------

HOTELS & LEISURE (1.3%)
Brunswick Corp.                                  185,000             4,971,875
Circus Circus Enterprises, Inc.(a)               118,800             3,088,800
HFS, Inc. (a)                                     30,800             1,813,350
Hilton Hotels Corp.                              117,800             2,856,650
                                                                   -----------
                                                                    12,730,675
                                                                   -----------

INDUSTRIAL EQUIPMENT (1.2%)
Catepillar, Inc.                                  30,000             2,407,500
Crown Cork & Seal Co., Inc.                       92,000             4,749,500
New Holland NV                                   194,700             4,332,075
                                                                   -----------
                                                                    11,489,075
                                                                   -----------

INSURANCE (5.9%)
AFLAC, Inc.                                      200,000             7,500,000
Allstate Corp.                                   106,900             6,360,550
Aon Corp.                                         94,450             5,785,062
Conseco, Inc.                                     40,800             1,453,500
EXEL Limited                                     240,000            10,140,000
Progressive Corp.                                120,000             7,665,000
Providian Corp.                                  192,600            10,304,100
Transamerica Corp.                                85,000             7,607,500
                                                                   -----------
                                                                    56,815,712
                                                                   -----------

METALS & MINING (1.4%)
Allegheny Teledyne, Inc.                         205,100             5,768,437
Aluminum Company of America                       27,500             1,870,000
Freeport-McMoRan Copper & Gold, Inc., Class A    185,000             5,619,375
                                                                   -----------
                                                                    13,257,812
                                                                   -----------

OIL & GAS (7.2%)
Anadarko Petroleum Co.                            36,200             2,031,725
Enron Corp.                                       43,500             1,653,000



12 See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                             SHARES           MARKET VALUE

OIL & GAS (CONT.)
Exxon Corp.                                       72,200          $  7,779,550
Kerr-McGee Corp.                                  85,200             5,271,750
Mobil Corp.                                       33,100             4,323,687
PG & E Corp.                                      83,800             1,969,300
Panenergy Corp.                                  158,900             6,852,563
Repsol SA ADR                                    124,500             5,073,375
Royal Dutch Petroleum Co. ADR                     37,000             6,475,000
Sonat, Inc.                                       46,600             2,539,700
Tosco Corp.                                       93,400             2,661,900
Triton Energy Corp. (a)                          170,000             6,587,500
Ultramar Diamond Shamrock Corp.                   59,398             1,885,887
Union Pacific Resources Group                    190,600             5,098,550
USX-Marathon Group                               364,800            10,168,800
                                                                   -----------
                                                                    70,372,287
                                                                   -----------

PAPER (1.2%)
Champion International Corp.                     120,000             5,460,000
Kimberly-Clark Corp.                              62,256             6,186,690
Temple Inland, Inc.                                6,300               330,750
                                                                   -----------
                                                                    11,977,440
                                                                   -----------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.5%)
Eastman Kodak Co.                                 66,800             5,068,450
                                                                   -----------

POLLUTION CONTROL (0.7%)
Browning Ferris Industries, Inc.                  62,500             1,804,687
WMX Technologies, Inc.                           175,900             5,386,937
                                                                   -----------
                                                                     7,191,624
                                                                   -----------

PUBLISHING (2.1%)
American Greetings Corp., Class A                207,000             6,611,063
Gannett Co., Inc.                                 55,600             4,774,650
R.R. Donnelley & Sons Co.                        120,000             4,185,000
Time Warner, Inc.                                116,200             5,025,650
                                                                   -----------
                                                                    20,596,363
                                                                   -----------

RETAIL TRADE (10.0%)
American Stores Co.                              158,300             7,044,350
Best Buy, Inc. (a)                               200,000             2,050,000
CDW Computer Centers, Inc. (a)                    78,500             3,537,406
Circuit City Stores, Inc.                         88,600             2,957,025
Circuit City Stores-CARMAX (a)                    51,000               765,000
Corporate Express, Inc. (a)                      250,300             2,565,575
Costco Companies, Inc. (a)                       125,000             3,455,887
Fastenal Co. (a)                                 157,400             5,509,000
Home Depot, Inc.                                 102,900             5,505,150
May Department Stores Co.                        285,000            12,967,500
MSC Industrial Direct Co. (a)                     81,200             2,364,950
Nordstrom, Inc.                                  147,500             5,586,563
Petsmart, Inc. (a)                               112,300             2,274,075


                                                 SHARES            MARKET VALUE

RETAIL TRADE (CONT.)
Quality Food Centers (a)                         115,500          $  4,851,000
Safeway, Inc. (a)                                 96,100             4,456,637
Staples, Inc. (a)                                495,400             9,969,925
Sunglasses Hut International (a)                 338,200             2,367,400
Talbots, Inc. (a)                                149,500             4,727,937
TJX Companies, Inc.                               74,500             3,184,875
Toys R Us, Inc. (a)                              127,400             3,567,200
Wal-Mart Stores, Inc.                            115,000             3,205,625
Walgreen Co.                                     117,500             4,920,313
                                                                   -----------
                                                                    97,833,393
                                                                   -----------

SERVICES (1.8%)
Catalina Marketing Corp. (a)                      47,400             1,925,625
Cintas Corp.                                      78,000             4,114,500
Gartner Group, Inc., Class A (a)                 173,000             3,741,125
Henry Shein, Inc. (a)                             78,400             2,273,600
Service Corp. International                      167,200             4,974,200
                                                                   -----------
                                                                    17,029,050
                                                                   -----------

TELECOMMUNICATIONS (6.3%)
Ascend Communications, Inc. (a)                   62,700             2,555,025
Bay Networks, Inc. (a)                           102,500             1,832,188
Bell Atlantic Corp.                               29,700             1,807,987
British Telecommunications PLC ADR                15,000             1,050,000
Lucent Technologies, Inc.                         58,200             3,070,050
MCI Communications Corp.                         225,300             8,026,313
Nokia Corp. ADR                                  100,000             5,825,000
QUALCOMM, Inc. (a)                                47,300             2,666,538
SBC Communications, Inc.                         158,900             8,362,113
Sprint Corp.                                     170,000             7,735,000
TCI Satellite Entertainment, Inc. (a)             84,900               657,975
Tele Communications, Inc. (a)                    389,600             4,675,200
Tele Danmark ADR                                  60,000             1,567,500
U.S. Robotics Corp. (a)                           32,000             1,772,000
US West Communications Group                      68,200             2,318,800
Worldcom, Inc. (a)                               319,900             7,037,800
                                                                   -----------
                                                                    60,959,489
                                                                   -----------

TRANSPORTATION (2.4%)
AMR Corp. (a)                                     75,000             6,187,500
Burlington Northern Santa Fe                      80,500             5,957,000
Consolidated Freightways Corp.(a)                 37,000               439,375
Consolidated Freightways, Inc.                    73,900             2,004,540
CSX Corp.                                         44,300             2,059,950
Union Pacific Corp.                              103,800             5,890,650
                                                                   -----------
                                                                    22,539,015
                                                                   -----------

TOTAL COMMON STOCKS
(Cost $750,704,629)                                                930,854,692
                                                                   -----------


                                        See Notes to Schedule of Investments. 13

SCHEDULE OF INVESTMENTS / PER SHARE CHANGES IN NET ASSETS
 ................................................................................

CONVERTIBLE BONDS & NOTES (0.3%)                                                         PAR           MARKET
DIVERSIFIED (0.3%)                                                                      VALUE           VALUE
Berkshire Hathaway Sr. Note 1.00% 12/03/01
(Cost $2,819,241)                                                                   $2,700,000      $2,643,057
                                                                                                    ----------

SHORT-TERM INVESTMENTS (3.9%)                     INTEREST          MATURITY
                                                    RATE              DATE

COMMERCIAL PAPER (1.8%)
Canadian Wheat Board                                5.28%           04/07/97         3,000,000       2,997,360
Dean Witter Discover                                5.50            04/09/97         2,000,000       1,997,555
Ford Motor Credit Corp.                             5.50            04/01/97         2,700,000       2,700,000
GE Capital Corp.                                    5.30            04/18/97         2,200,000       2,194,494
Goldman Sachs                                       5.32            04/11/97         3,000,000       2,995,567
Household Finance Corp.                             5.60            04/03/97         2,200,000       2,199,316
Lucent Technologies                                 5.24            04/03/97         2,800,000       2,799,185
                                                                                                    ----------
TOTAL COMMERCIAL PAPER (COST $17,883,477)                                                           17,883,477
                                                                                                    ----------

DISCOUNT NOTE (2.1%)
Federal Home Loan Mortgage 6.50% 04/01/97 (Cost $20,022,644)                        20,025,000      20,025,000
                                                                                                    ----------

TOTAL SHORT-TERM INVESTMENTS (COST $37,906,121)                                                     37,908,477
                                                                                                    ----------

TOTAL INVESTMENTS (100.2%) (COST $791,429,991) (b)                                                 971,406,226

OTHER ASSETS AND LIABILITIES, NET (-0.2%)                                                           (1,612,424)
                                                                                                    ----------

NET ASSETS (100.0%)                                                                               $969,793,802
                                                                                                  ============

NET ASSET VALUE PER SHARE  (82,706,226 SHARES OUTSTANDING)                                        $      11.73
                                                                                                  ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)   Non-income producing security.
(b) Gross unrealized appreciation and depreciation of investments at March 31, 1997 is as follows:
         Gross unrealized appreciation                    $214,363,250
         Gross unrealized depreciation                     (34,387,015)
                                                          ------------
            Net unrealized appreciation                   $179,976,235
                                                          ============


      Acronym                               Name
      -------                    ---------------------------
        ADR                      American Depository Receipt


PER SHARE CHANGES                      THREE MONTHS ENDED                            YEAR ENDED DECEMBER 31,
IN NET ASSETS                            MARCH 31, 1997      -------------------------------------------------------------
                                          (UNAUDITED)            1996        1995           1994        1993        1992
--------------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of period                  $   11.95            $   11.03    $    9.26     $   10.40    $   10.78   $   11.20
                                        ---------            ---------    ---------     ---------    ---------   ---------
Net investment income                        0.01                 0.08         0.10          0.11         0.12        0.16
Distributions declared                      (0.32)               (1.18)       (1.04)        (1.00)       (1.07)      (1.07)
Changes due to rights offerings (a)            --                   --           --         (0.05)       (0.03)      (0.05)
Net realized and unrealized
   gain (loss) on investments                0.09                 2.15         2.71         (0.20)        0.78        0.54
Provision for Federal income tax               --                (0.13)          --            --        (0.18)         --
                                        ---------            ---------    ---------     ---------    ---------   ---------
Net asset value at end of period        $   11.73            $   11.95    $   11.03     $    9.26    $   10.40   $   10.78
                                        =========            =========    =========     =========    =========   =========

(a) Effect of All-Star's rights offerings for shares at a price below net asset value.


          DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN / 1997 ANNUAL MEETING
 ................................................................................

DISTRIBUTION POLICY
Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund retained such excess gains in 1993 and 1996.

DIVIDEND REINVESTMENT PLAN
Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.053 shares as of March 31, 1997. These shares have a total net asset value of $35.81. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

1997 ANNUAL MEETING
At the Fund's 1997 Annual Meeting held on April 16, shareholders re-elected Robert J. Birnbaum as Trustee for a term of three years, ratified the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the current year, and ratified the Fund's portfolio management agreements with J.P. Morgan Investment Management Inc. and Wilke/Thompson Capital Management, Inc.

[LIBERTY
 ALL*STAR
-----------
EQUITY FUND
  LOGO]

New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.
--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LIBERTY
FINANCIAL
LOGO]





                                     FIRST
                                    QUARTER
                                     REPORT
                                      1997



                                    [LIBERTY
                                    ALL*STAR
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                                  EQUITY FUND
                                     LOGO]